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                                                                    EXHIBIT 99.1

                                                                 JIM SMITH
                                                              (713) 881-3662
                                                           FOR IMMEDIATE RELEASE


                ADAMS RESOURCES ANNOUNCES FIRST QUARTER EARNINGS

     Houston (May 12, 2004)--Adams Resources & Energy, Inc. (AMEX-AE) announced first quarter 2004 unaudited net earnings of $938,000 or $.22 per common share on revenues of $461,315,000. This compares to unaudited first quarter 2003 net earnings of $348,000 or $.08 per common share. Net cash flow provided by operating activities for the first three months of 2004 totaled $3,011,000.

     Chairman and President, K.S. "Bud" Adams, Jr., said the earnings improvement resulted because the level of losses sustained during 2003 within the Company's New England region natural gas operation did not recur. During last year's first quarter, the New England business sustained a $2,053,000 after tax loss, which prompted the Company to commence an orderly shutdown of the operation. Efforts to discontinue the New England business continued during 2003 with such efforts substantially complete as of March 31, 2004. For the first quarter of 2004, the net after tax loss stemming from remaining shutdown efforts was reduced to $253,000. Partially offsetting the net cost savings from the shutdown was $940,000 of oil and gas exploration expense during the first quarter of 2004 versus only $11,000 of exploration expense during the first quarter of 2003. Exploration costs for 2004 primarily consisted of geological and geophysical evaluations of unproved oil and gas properties in order to develop future drillable prospects. Results of recent exploration efforts were generally successful with Company production of crude oil and natural gas improving by 25 percent on an equivalent barrel basis for the comparative current quarter.

     A summary of operating results is as follows:

                                                                First Quarter
                                                       ------------------------------
                                                           2004               2003
                                                       ------------      ------------
Operating Earnings
      Marketing ..................................     $  2,544,000      $  3,977,000
      Transportation .............................          415,000           499,000
      Oil and gas ................................          487,000           861,000
General & administrative expenses ................       (1,603,000)       (1,441,000)
Interest, net ....................................          (24,000)          122,000
Income tax provision .............................         (628,000)       (1,525,000)
                                                       ------------      ------------

Earnings from continuing operations ..............        1,191,000         2,493,000

Loss from discontinued operations, net of tax ....         (253,000)       (2,053,000)

Cumulative effect of accounting change,
      net of tax .................................               --           (92,000)
                                                       ------------      ------------

Net earnings .....................................     $    938,000      $    348,000
                                                       ============      ============

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         The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. A number of factors could cause actual results or events to differ materially from those anticipated. Such factors include, among others,
(a) general economic conditions, (b) fluctuations in hydrocarbon prices and margins, (c) variations between crude oil and natural gas contract volumes and actual delivery volumes, (d) unanticipated environmental liabilities or regulatory changes, (e) counterparty credit default, (f) inability to obtain bank and/or trade credit support, (g) availability and cost of insurance, (h) changes in tax laws, and (i) the availability of capital, among others (j) changes in regulations, (k) results of current items of litigation, (l) uninsured items of litigation or losses, (m) uncertainty in reserve estimates and cash flows, (n) ability to replace oil and gas reserves, (o) security issues related to drivers and terminal facilities, (p) commodity price volatility and
(q) successful completion of drilling activity. These and other risks are described in the Company's reports that are on file with the Securities and Exchange Commission.

            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                        Three Months Ended
                                                             March 31,
                                                  ------------------------------
                                                      2004              2003
                                                  ------------      ------------
Revenues ....................................     $    461,315      $    473,290

Costs, expenses and other ...................         (459,496)         (469,272)
Income tax provision ........................             (628)           (1,525)
                                                  ------------      ------------

Earnings from continuing operations .........            1,191             2,493
Loss for discontinued operations,
     net of tax .............................             (253)           (2,053)
Cumulative effect of accounting change,
     net of tax .............................               --               (92)
                                                  ------------      ------------
Net earnings ................................     $        938      $        348
                                                  ============      ============

Earnings (loss) per share:
   From continuing operations ...............     $        .28      $        .59
   From discontinued operations .............             (.06)             (.49)
   Cumulative effect of accounting
        change ..............................               --              (.02)
                                                  ------------      ------------

Basic and diluted
   net earnings per common share ............     $        .22      $        .08
                                                  ============      ============

Dividends per common share ..................     $         --      $         --
                                                  ============      ============


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                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                          March 31        December 31
                                            2004              2003
                                        ------------     ------------
ASSETS
  Cash ............................     $     29,163     $     28,342
  Other current assets ............          159,656          157,309
                                        ------------     ------------
       Total current assets .......          188,819          185,651

  Net property & equipment ........           25,017           24,407
  Other assets ....................              184              203
                                        ------------     ------------
                                        $    214,020     $    210,261
                                        ============     ============

LIABILITIES AND EQUITY
  Total current liabilities .......     $    155,472     $    152,665
  Long-term debt ..................           11,475           11,475
  Deferred taxes and other ........            3,903            3,889
  Shareholders' equity ............           43,170           42,232
                                        ------------     ------------
                                        $    214,020     $    210,261
                                        ============     ============